Rule 497(e)
File Nos. 333-203265 and 811-05961

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated October 21, 2016
to the Prospectus dated July 1, 2016

This Supplement amends certain information contained in the Prospectus dated July 1, 2016.

The Board of Trustees of the Putnam VT Voyager Fund (the "Acquired Fund") has approved the merger of the Acquired Fund into the Putnam VT Growth Opportunities Fund (the "Acquiring Fund") on or about November 21, 2016 (the "Merger Date"). Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business November 18, 2016, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and
Statement of Additional Information dated July 1, 2016.

Please read this Supplement carefully and retain it for future reference.